                                                                    EXHIBIT 10.8

                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT

         THIS THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of the 21st day of August, 2001, by and among MYOGEN, INC., a Delaware corporation (the "COMPANY"), CERTAIN HOLDERS OF COMMON STOCK of the Company set forth on Exhibit A hereto (each, a "COMMON STOCKHOLDER"), PURCHASERS OF THE COMPANY'S SERIES A PREFERRED STOCK ("SERIES A STOCK") set forth on Exhibit B hereto, PURCHASERS OF THE COMPANY'S SERIES C PREFERRED STOCK (the "SERIES C STOCK") set forth on Exhibit B hereto and PURCHASERS OF THE COMPANY'S SERIES D PREFERRED STOCK (the "SERIES D STOCK") set forth on Exhibit B hereto. The purchasers of the Series A Stock, Series C Stock and Series D Stock shall be referred to hereinafter as the "INVESTORS" and each individually as an "INVESTOR."

                                    RECITALS

         WHEREAS, the Company has granted registration rights, information rights and certain other rights pursuant to that certain Second Amended and Restated Investor Rights Agreement dated November 23, 1999 (the "PRIOR AGREEMENT");

         WHEREAS, the Company proposes to sell and issue the Shares of Series D Stock as defined in that certain Series D Preferred Stock Purchase Agreement dated August 21, 2001 (the "PURCHASE AGREEMENT"); and

         WHEREAS, as a condition of entering into the Purchase Agreement, the Investors have requested that the Company extend to them registration rights, information rights and other rights as set forth below, and the Company and the parties to the Prior Agreement are willing to amend the rights given to them pursuant to the Prior Agreement by replacing such rights in their entirety with the rights set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:

SECTION 1. GENERAL

         1.1 AMENDMENT AND RESTATEMENT OF PRIOR AGREEMENT; WAIVER. All of the undersigned parties who were parties to the Prior Agreement and who constitute the requisite parties to amend the Prior Agreement hereby (i) waive any right of first refusal, preemptive right, or other right to purchase any shares of Series D Preferred Stock being sold pursuant to the Purchase Agreement, on behalf of themselves and all others, and (ii) agree that the Prior Agreement is null and void and superseded in all respects by this Agreement.


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


         1.2 CERTAIN DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

                  "CO-SALE STOCK" means shares of the Company's Common Stock or Preferred Stock now legally or beneficially owned or subsequently legally or beneficially acquired by the Common Stockholders. "Beneficial" ownership shall have the meaning as set forth in Rule 13-d promulgated under the Exchange Act. The number of Equity Securities owned by each Common Stockholder is set forth on Exhibit A, which exhibit shall be amended from time to time to reflect changes in the number of Equity Securities owned by the Common Stockholders.

                  "COMMON STOCK" means the Company's Common Stock.

                  "EQUITY SECURITIES" means (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  "HOLDER" means any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section
2.10 hereof.

                  "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

                  "ORIGINAL ISSUE PRICE" means US $1.375.

                  "PREFERRED STOCK" means any series of the Company's Preferred Stock.

                  "QUALIFIED PUBLIC OFFERING" means the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company in which in which (i) the per share price is at least two
(2) times the Original Issue Price (as adjusted for stock splits, dividends, recapitalizations and the like) and (ii) the cash proceeds to the Company (after underwriting discounts, commissions and fees) are at least $25,000,000.

                  "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.


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                  "REGISTRABLE SECURITIES" means (i) Common Stock of the Company issued or issuable upon conversion of the Shares; and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable
Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

                  "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

                  "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4, hereof, including, without limitation, all registration and filing fees (exclusive of underwriting discounts and commissions), printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in the Registration Expenses).

                  "SHARES" shall mean shares of the Company's Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

                  "SEC" or "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER

         2.1 RESTRICTIONS ON TRANSFER.

                  (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                           (i) There is then in effect a registration statement
under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii) (A) The transferee has agreed in writing to be
bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition



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and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                           (iii) Notwithstanding the provisions of paragraphs
(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer (A) by a Holder which is a partnership to its partners or retired partners in accordance with partnership interests, (B) by a Holder which is a limited liability company to its members or former members in accordance with their interest in the limited liability company, (C) by a Holder to the Holder's family member, estate, trust or other entity for the benefit of an individual Holder or such Holder's family member or (D) by a Holder to such Holder's affiliate, provided the transferee will be subject to the terms of this Agreement to the same extent as if he, she or it were an original Holder hereunder.

                  (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                  (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

         2.2 DEMAND REGISTRATION.

                  (a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of more than thirty percent (30%) (as adjusted for stock dividends, stock splits and combinations) of the Registrable Securities (the "INITIATING HOLDERS")




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that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having an anticipated aggregate offering price to the public of at least $5,000,000 (a "PUBLIC OFFERING"), then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this
Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered, including any Registrable Securities of any Holder joining in such request as are specified in a notice given by any such Holder to the Company within twenty (20) days after receipt of the Company's notice.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in Section 2.2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the company as provided in Section 2.6(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided that, in no event shall the number of shares to be included in such underwriting be reduced to less than 30% of the number of Registrable Securities subject to the request provided in this Section 2.2(b). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.


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                  (c) The Company shall not be required to effect a registration pursuant to this Section 2.2 prior to the earlier of (i) the third anniversary of the date of this Agreement or (ii) the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective.

                  (d) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                           (i) after the Company has effected two (2)
registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

                           (ii) if, within thirty (30) days of receipt of a
written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make a Public Offering within ninety (90) days; or

                           (iii) if the Company shall furnish to Holders
requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period.

         2.3 PIGGYBACK REGISTRATIONS.

                  (a) The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities held by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offering of its securities, all upon the terms and conditions set forth herein.

                  (b) The Company shall notify all of the stockholders listed on Exhibit C attached hereto in writing at least ten (10) days prior to the filing of any registration statement



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under the Securities Act for purposes of a public offering of securities of the
Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such stockholder an opportunity to include in such registration statement all or part of the Common Stock of the Company held by such stockholder. Each stockholder desiring to include in any such registration statement all or any part of the Common Stock held by it shall, within five (5) days after the receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Common Stock held by such stockholder.

                  (c) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter and/or the Company determine in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated first to the Company, second, to the Holders, if any, seeking registration under Section 2.2 hereof on a pro rata basis based on the total number of Registrable Securities held by the Holders and third, to any stockholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, and in no event shall the amount of securities of the selling Holders included in the registration be reduced below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders (other than the stockholder(s), if any, invoking the demand registration) in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares which may be included by Holders without the prior written consent of Holders of not less than two-thirds (66.67%) of the Registrable Securities proposed to be sold in the offering, provided, however, that in the event any securities held by the Holders are included in a registration under this Section 2.3, other selling stockholders shall have the right to include, on a pro rata basis based on the number of shares held by such stockholder, up to ten percent (10%) of the number of shares that are being registered by the Holders in such registration to the extent that such shares may not be sold pursuant to Rule 701 or Rule 144, or any similar exemption under the Securities Act.

                  (d) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.


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         2.4 FORM S-3 REGISTRATION. In case the Company shall receive from any
Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                           (i) if Form S-3 (or any successor or similar form) is
not available for such offering by the Holders; or

                           (ii) if the Holders, together with the holders of any
other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000; or

                           (iii) if the Company shall furnish to the Holders a
certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period; or

                           (iv) if the Company, within any twelve (12) month
period preceding the date of such request, has already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4; or

                           (v) in any particular jurisdiction in which the
Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

                  (d) Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to
Section 2.2.


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         2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section
2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section
2.4 to a demand registration.

         2.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.


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


                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

                  (h) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or over-the-counter market on which similar securities issued by the Company are then listed, if applicable.

                  (i) Provide a transfer agent and registrar for such Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect five
(5) years after the date of a Qualified Public Offering. In addition, a Holder's registration rights shall expire if (i) the Company has completed a Qualified Public Offering and is subject to the provisions of the Exchange Act, and (ii) all Registrable Securities held by and issuable to such Holder and such Holder's affiliates may be sold under Rule 144 during any ninety (90) day period without relying on Rule 144(k).

         2.8 DELAY OF REGISTRATION; FURNISHING INFORMATION.

                  (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                  (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and


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


the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

                  (c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

         2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                  (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder (or its authorized agent) and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is finally judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder except in the case of willful fraud of such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

                  (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder except in the case of willful fraud of such Holder.

                  (e) The obligations of the Company and Holders under this
Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (i) is a subsidiary, affiliate, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (ii) is a Holder's family member, estate, trust or other entity for the benefit of an individual Holder or such Holder's family member, or (iii) acquires at least fifty thousand (50,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, that (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

         2.11 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least Sixty-Five percent (65%) of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder; provided that, the Company may not amend the Series B Preferred Stock Purchase Agreement, dated March 16, 2000, by and between the Company and certain purchasers listed on Exhibit A thereto, in a way that materially alters the terms and conditions thereof without the written consent of Holders of a majority of the Registrable Securities.

         2.12 "MARKET STAND-OFF" AGREEMENT. If requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that

                  (1) such agreement shall apply only to the Company's Initial Offering;

                  (2) all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreements; and

                  (3) if any stockholder that is bound by a similar agreement is granted an early release or waiver of such restrictions by the underwriters or the Company, then all of the Holders shall be given a corresponding proportionate release or waiver of such restrictions by the underwriters or the Company.

         From and after the date of this Agreement, the Company shall use its best efforts to ensure that all holders of capital stock of the Company agree to be bound by terms substantially similar to those set forth in this Section 2.12.

         The obligations described in this Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said "market standoff".

         2.13 SEC COMPLIANCE. During any time that the Company is subject to the reporting requirements of the Exchange Act, the Company shall timely file all required reports pursuant to the Exchange Act. Additionally, the Company shall make available to Investors the information contemplated by Rule 144. At such time that any stock held by an Investor is eligible for transfer pursuant to Rule 144(k), the Company shall, upon the request of such Investor, remove any restrictive legend from the applicable stock certificate at no cost to such Investor.

SECTION 3. COVENANTS OF THE COMPANY AND INVESTORS

         3.1 BASIC FINANCIAL INFORMATION AND REPORTING.

                  (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                  (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company will furnish each Investor a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors, and a Company-prepared comparison to the Company's operating plan for such year.

                  (c) The Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within forty-five
(45) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

                  (d) The Company will furnish each such Investor at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto).

                  (e) The Company will furnish to each Investor within sixty
(60) days after the end of each calendar month, a preliminary consolidated and consolidating balance sheet of the Company and its subsidiaries as of the end of such month and preliminary consolidated and consolidating statements of income, stockholders' equity and cash flow for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail.

                  (f) The Company will furnish to each Investor promptly, upon receipt thereof, any written report, so called "management letter," and any other communication submitted to the Company or any subsidiary by its independent public accountants relating to the business, prospects or financial condition of the Company or any subsidiaries.

                  (g) The Company will furnish to each Investor promptly, after the commencement thereof, notice of (i) all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company (or any subsidiary) which, if successful, would materially and adversely affect the Company's business as then conducted; and (ii) all material defaults by the Company or any subsidiary (whether or not declared) under any agreement for money borrowed (unless waived or cured within applicable grace periods)

         3.2 INSPECTION RIGHTS. Each Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this
Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

         3.3 CONFIDENTIALITY OF RECORDS. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

         3.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

         3.5 STOCK VESTING. Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (i) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person's services commencement date with the Company, and (ii) seventy-five percent 75% of such stock shall vest monthly over the remaining three (3) years.

         3.6 AFFIRMATIVE COVENANTS. The Company covenants and agrees that it will observe the following covenants on and after the date hereof and until such covenants terminate in accordance with the provisions herein.

                  (a) The Directors shall schedule regular meetings, which initially shall be not less frequently than five times per year and which may be held less frequently if agreed to by a majority of the members of the Board of Directors. In addition to approving all material transactions, policies and other matters normally approved by a board of directors under Delaware law, a majority of the Board of Directors, shall approve each of the following: (i) significant (as defined from time to time by a majority of the Company's Board of Directors) distribution, licensing or other arrangements or contracts, (ii) material changes in executive compensation, (iii) the annual operating plan and budget, (iv) capital expenditures in excess of amounts indicated in the annual plan or capital budget, (vi) searches for new senior executive officers, (vii) establishing borrowings in excess of $1 million in the aggregate from banks or financial institutions, and (viii) pledge by the Company of any of its assets that result in the Company's incurring obligations in excess of $1 million in the aggregate. The Company will use reasonable efforts to obtain directors and officers insurance, upon a determination by a majority of the Company's Board of Directors that such insurance is desirable. The Company will indemnify the Directors to the maximum extent permitted under Delaware law.

                  (b) The Company will establish and maintain a Compensation Committee of the Board of Directors. The Compensation Committee will make recommendations to the Board of Directors for such matters as management compensation, compensation to the Company's employees or consultants under any benefit plans, or matters relating to the Company's option plans.

                  (c) The Company will establish and maintain an Audit
Committee.

         3.7 NEGATIVE COVENANTS. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that it will observe the following covenants on and after the date hereof:

                  (a) No amendments shall be made to any equity incentive plan or stock option plan of the Company without the approval or consent of a majority of the Company's Board of Directors.

                  (b) Without the consent of a majority of the Company's Board of Directors, the Company will not make, or permit any subsidiary to make, any loan or advance to any person, or purchase, otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, the capital stock, assets comprising the business of, obligations of, or any interest in, any person, except:

                           (i) investments by the Company or a subsidiary in
evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition;

                           (ii) investments by the Company or a subsidiary in
certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $50,000,000;

                           (iii) loans or advances from a subsidiary to the
Company or from a subsidiary to another subsidiary;

                           (iv) investments by the Company or a subsidiary in
A-rated or better commercial paper having a maturity of not more than one year from the date of acquisition;

                           (v) investments in a wholly-owned subsidiary; and

                           (vi) investments by the Company or a subsidiary in
"money market" fund shares, or in "money market" accounts fully insured by the Federal Deposit Insurance Corporation and sponsored by banks and other financial institutions, provided that such "money market" fund or "money market" accounts invest principally in investments of the types described in clauses (i), (ii) or
(iv) of this Section 3.7(b).

                  (c) Except as approved by a majority of the Company's Board of Directors, the Company will not make any distributions or declare or pay any dividends, purchase, redeem, retire, or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such stock) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any subsidiary to do any of the foregoing, except that the subsidiaries may declare and make payment of cash and stock dividends, return capital and make distributions of assets to the Company, and except that nothing herein contained shall prevent the Company:

                           (i) from effecting a stock split or declaring or
paying any dividend consisting of shares of any class of its capital stock to the holders of shares of such class of capital stock;

                           (ii) from complying with any specific provision of
the terms of the Preferred Stock (as contained in the Certificate of Incorporation) relating to the payment of dividends, liquidation preferences or redemption payments on or with respect to the Preferred Stock or redemption of the Preferred Stock;

                           (iii) from complying with the provisions of the
Certificate of Incorporation relating to redemption of the Preferred Stock; and

                           (iv) from repurchasing stock options or shares of its
Common Stock in connection with the termination of an employee, director or consultant of the Company, the proposed transfer by an employee, director or consultant of stock options or shares of its Common Stock or as set forth in
Section 6 or 7 hereof.

         3.8 PROPRIETARY INFORMATION AND INVENTIONS ASSIGNMENT AGREEMENTS. The Company shall cause each current and future officer, employee and consultant of the Company to execute and deliver a Proprietary Information and Inventions Assignment Agreement or Consulting Contract, as applicable, substantially in the forms attached to the Purchase Agreement.

         3.9 REGULATORY MATTERS. Each Investor agrees to cooperate with the Company in all reasonable respects in complying with the terms and provisions of the letter agreement between the Company and J.P. Morgan Partners (SBIC), LLC ("JP Morgan"), a copy of which is attached hereto as Exhibit D, regarding regulatory matters (the "Regulatory Sideletter"), including without limitation, voting to approve amending the Company's Certificate of Incorporation, the Company's by-laws or this Agreement in a manner reasonably acceptable to the Investors and JP Morgan or any affiliate of JP Morgan entitled to make such request pursuant to the Regulatory Sideletter in order to remedy a Regulatory Problem (as defined in the Regulatory Sideletter). The terms of the Regulatory Sideletter are incorporated herein by reference. Anything contained in this
Section 3.9 to the contrary notwithstanding, no Investor shall be required under this Section 3.9 to take any action that would adversely affect in any material respect such Investor's rights under this Agreement or as a stockholder of the Company. The Company and each Investor agree not to amend or waive the voting or other provisions of the Company's Certificate of Incorporation, the Company's by-laws or this Agreement if such amendment or waiver would cause JP Morgan or any its Affiliates to have a Regulatory Problem (as defined in the Regulatory Sideletter). JP Morgan agrees to notify the Company as to whether or not it would have a Regulatory Problem promptly after JP Morgan has notice of such amendment or waiver.

         3.10 TERMINATION OF COVENANTS. All covenants of the Company contained in Section 3 of this Agreement (with the exception of Section 3.9) shall expire and terminate as to each Investor on the earlier to occur of (i) the effective date of the registration statement pertaining to a Qualified Public Offering or
(ii) following an Acquisition or Asset Transfer (as defined in the Company's Restated Certificate of Incorporation).

SECTION 4. PREEMPTIVE RIGHTS

         4.1 SUBSEQUENT OFFERINGS. So long as a Holder (with its affiliates) shall own at least one million four hundred thousand (1,400,000) shares of Registrable Securities (as adjusted for stock dividends, stock splits and combinations), such Holder shall have a preemptive right to purchase its pro rata share of all Equity Securities that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Holder's pro rata share (the "PROPORTIONATE PERCENTAGE") is equal to the ratio of (A) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) of which such Holder is deemed to be a holder immediately prior to the issuance of such Equity Securities to
(B) the total number of shares of the Company's outstanding Common Stock on a fully-diluted basis (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options outstanding as of the date of this Agreement; provided, however, that such calculation shall not include any shares of Common Stock issued or issuable upon conversion of or exercise of any securities issued after the date of this Agreement) immediately prior to the issuance of the Equity Securities.

         4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each Holder written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Holder shall have fifteen
(15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Holder who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

         4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Holders elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Holders who do so elect and shall offer such Holders the right to acquire such unsubscribed shares. The Holders shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Holders fail to exercise in full the preemptive rights, the Company shall have sixty (60) days thereafter to sell the Equity Securities in respect of which the Holder's rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Holders pursuant to
Section 4.2 hereof. If the Company has not sold such Equity Securities within sixty (60) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Holders in the manner provided above.

         4.4 TERMINATION OF PREEMPTIVE RIGHTS. The preemptive rights established by this Section 4 shall not apply to the registration statement pertaining to a Qualified Public Offering and shall terminate upon the closing of such Qualified Public Offering.

         4.5 TRANSFER OF PREEMPTIVE RIGHTS. The preemptive rights of each Holder under this Section 4 may be transferred to the same parties, subject to the same restrictions, as any transfer of registration rights pursuant to Section 2.10.

         4.6 EXCLUDED SECURITIES. The preemptive rights established by this
Section 4 shall have no application to any of the following Equity Securities:

                  (a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

                  (b) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the preemptive rights established by this Section 4 applied with respect to the initial sale or grant by the Company of such rights or agreements;

                  (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

                  (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

                  (e) shares of Common Stock issued upon conversion of the Shares or the Series B Preferred Stock;

                  (f) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act;

                  (g) any Equity Securities issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution pursuant to agreements approved by the Company's Board of Directors; and

                  (h) any Equity Securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by not less than a majority of all of the Company's Board of Directors.

SECTION 5. RIGHT OF FIRST REFUSAL

         5.1 RIGHT OF FIRST REFUSAL. No Common Stockholder shall sell, assign, pledge, or in any manner transfer any of the shares of the Common Stock of the Company or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the requirements hereinafter set forth in this Section 5.

                  (a) If the Common Stockholder desires to sell or otherwise transfer any of his shares of Common Stock, then the Common Stockholder shall first give written notice thereof to the Company (the "TRANSFER NOTICE"). The Transfer Notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration and all other terms and conditions of the proposed transfer.

                  (b) For a period of twenty (20) business days following receipt of such Transfer Notice, the Company shall have the option to purchase all or any portion of the shares specified in the notice at the price and upon the terms set forth in such Transfer Notice. In the event of a gift, property settlement or other transfer in which the proposed transferee is not paying the full price for the shares, and that is not otherwise exempted from the provisions of this Section 5, the price shall be deemed to be the fair market value of the stock at such time as determined in good faith by the Board of Directors.

                  (c) Each Investor who (with their affiliates) owns at least seven hundred fifty thousand (750,000) shares of Registrable Securities (as adjusted for stock dividends, stock splits and combinations) (a "MAJOR INVESTOR") shall have a right to purchase its pro rata portion of the portion of the right of first refusal that is not exercised by the Company (the "RIGHT OF FIRST REFUSAL"). The Company shall notify each Major Investor of such right promptly, but in no event later than ten (10) days following the Company's receipt of the Transfer Notice. Each Major Investor shall have the right and option to purchase up to its pro rata share of the securities subject to such Right of First Refusal. For purposes of this paragraph, a Major Investor's pro rata share shall be equal to the product obtained by multiplying (i) the number of shares subject to such Right of First Refusal by (ii) a fraction the numerator of which is the number of shares of Common Stock owned by the Major Investor (including all shares of the Common Stock issued or issuable upon conversion of the Shares) and the denominator of which is the total number of shares of Common Stock owned by the Common Stockholder and the Major Investors at the time of the sale or transfer (including all shares of the Common Stock issued or issuable upon conversion of the Shares). Each Major Investor who desires to purchase securities subject to the Transfer Notice shall notify the Company and the selling securityholder within ten (10) days of receipt of the Transfer Notice. Any purchases made by the Major Investors pursuant to the exercise of the foregoing right shall be made in accordance with the terms set forth in this Section 5 and in the Transfer Notice.

                  (d) In the event that any Major Investor elects not to purchase its full pro rata share of the securities set forth in Section 5(c) above, then the Company shall promptly notify the Major Investors who do so elect (the "PARTICIPATING INVESTORS" and each individually a "PARTICIPATING INVESTOR") and shall reoffer the remaining unpurchased portion of the securities subject to the Right of First Refusal to such Participating Investors on a pro rata basis. For purposes of this paragraph, a Participating Investor's pro rata share shall be equal to the product obtained by multiplying (i) the number of shares in the unsold portion by (ii) a fraction, the numerator of which is the number of shares of Common Stock held by such Participating Investor (including all shares of the Company's outstanding Common Stock issued or issuable upon conversion of the Shares) and the denominator of which is the total number of shares of Common Stock held by such Participating Investors and the Common Stockholder (including all shares of the Company's outstanding Common Stock issued or issuable upon conversion of the Shares). Each such Participating Investor shall have the right, exercisable upon written notice to the Company and the selling securityholder within five (5) days after receipt of such notice, to purchase all or a portion thereof of the remaining securities.

                  (e) In the event the Company and/or the Major Investors elect to purchase all or any portion of the shares, the Company's Secretary shall give written notice to the transferring Common Stockholder of the election and settlement thereof shall be made in cash within thirty (30) days after the Secretary of the Company receives said Transfer Notice; provided, that, if the terms of payment set forth in said transferring Common Stockholder's notice were other than cash against delivery, the Company and/or its assignee(s) shall pay for said shares on the same terms and conditions set forth in said Transfer Notice.

                  (f) If the Company and/or the Major Investors do not elect to acquire all of the shares specified in the Transfer Notice, said transferring Common Stockholder may, subject to Section 7 below, within the sixty (60)-day period following the expiration of the option rights granted to the Company and/or the Major Investors herein, enter into an agreement to transfer the shares specified in said transferring Common Stockholder's notice which were not acquired by the Company and/or the Major Investors as specified in said Transfer Notice (the "CO-SALE STOCK"). All shares so sold by said transferring Common Stockholder shall continue to be subject to the provisions of this Section 5 and
Section 7 in the same manner as before said transfer.

                  (g) Notwithstanding the foregoing, the Right of First Refusal of the Major Investors shall not apply to (i) any pledge made by a Common Stockholder pursuant to a bona fide loan transaction with a financial institution that creates a mere security interest, (ii) any transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or the Common Stockholder; or (iii) any bona fide gift; provided that in the event of any transfer made hereunder, (A) the Common Stockholder shall inform the Major Investors of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Major Investors with a written agreement to be bound by and comply with all provisions of Section 5 and
Section 6. Such transferred stock shall remain subject to the terms of this Agreement, and such pledgee, transferee or donee shall be treated as the "Common Stockholder" for purposes of this Agreement.

                  (h) Notwithstanding the foregoing, the provisions of Section 5 shall not apply to the sale of any securities (i) to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act, or (ii) to the Company.

                  (i) This Agreement is subject to, and shall in no manner limit the right of the Company to repurchase securities from the Common Stockholder at cost pursuant to a stock restriction agreement or other agreement between the Company and the Common Stockholder.

                  (j) Any sale or transfer, or purported sale or transfer, of securities of the Company shall be null and void unless the terms, conditions and provisions of this Section 5 are strictly observed and followed, and the Company agrees it will not effect such transfer nor will it treat any alleged transferee(s) as the holder of such shares without the written consent of a majority in interest of the Major Investors.

         5.2 TERMINATION. The foregoing right of first refusal shall terminate upon the closing of a Qualified Public Offering.

         5.3 LEGEND. Each Common Stockholder's certificates representing shares of Common Stock of the Company shall bear on their face the following legend so long as the foregoing Right of First Refusal or the restrictions in Section 6 below remain in effect:

                  THE COMPANY AND THE ORIGINAL PURCHASER OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE ENTERED INTO A CERTAIN INVESTOR RIGHTS AGREEMENT WHEREBY THE SHARES ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND/OR CO-SALE RIGHT IN FAVOR OF THE COMPANY AND/OR OTHER STOCKHOLDERS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

SECTION 6. CO-SALE RIGHT

         6.1 SALES BY THE COMMON STOCKHOLDERS.

                  (a) After satisfying the terms of Section 5, if a Common Stockholder proposes to sell the Co-Sale Stock pursuant to the same terms and conditions, including the purchaser(s) as set forth in the Transfer Notice, then such Common Stockholder shall give notice (the "NOTICE") simultaneously to the Company and to each of the Major Investors at least ten (10) days prior to the closing of such sale or transfer. In the event that the sale or transfer is being made pursuant to the provisions of Sections 6.2(a) or 6.2(b) hereof, the Notice shall state under which section the sale or transfer is being made.

                  (b) Each Major Investor shall have the right, exercisable upon written notice to the Common Stockholder within ten (10) days after Notice, to participate in such sale of Co-Sale Stock on the same terms and conditions (the "CO-SALE RIGHT"). Such notice shall indicate the number of shares of Common Stock such Major Investor (a "PARTICIPANT") wishes to sell under his or her Co-Sale Right. To the extent one or more of the Investors exercise such Co-Sale Right in accordance with the terms and conditions set forth below, the number of shares of Co-Sale Stock that the Common Stockholder may sell in the transaction shall be correspondingly reduced, unless the purchaser of the Co-Sale Stock desires to purchase all of the shares which the Common Stockholder and the Participants desire to sell, in which case all of such shares shall be sold to the purchaser.

                  (c) Each Participant may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Co-Sale Stock covered by the Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock owned by the Participant at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock owned by the Common Stockholder and the Participants at the time of the sale or transfer.

                  (d) If any Major Investor does not elect to exercise its Co-Sale Right fully in such Common Stockholder's sale pursuant to this Section 6, the Common Stockholder shall give notice of such failure to the Participants who did so elect. Such notice may be made by telephone if confirmed in writing within two days. The Participants shall have five (5) days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this paragraph, a Participant's pro rata share shall be equal to the product obtained by multiplying (i) the number of shares in the unsold portion by (ii) a fraction, the numerator of which is the number of shares of Common Stock held by such Participant and the denominator of which is the total number of shares of Common Stock held by the Participants and the Common Stockholder.

                  (e) Each Participant who elects to participate in the sale pursuant to this Section 6.1 shall effect its participation in the sale by promptly delivering to the Common Stockholder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                           (i) the type and number of shares of Common Stock
which such Participant elects to sell; or

                           (ii) that number of shares of Series A Preferred
Stock, Series C Preferred Stock or Series D Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Series A Stock or Series C Stock in lieu of Common Stock, such Participant shall convert such Series A Stock or Series C Stock into Common Stock and deliver Common Stock as provided in Section 6.1(e)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

                  (f) The stock certificate or certificates that the Participant delivers to the Common Stockholder pursuant to Section 6.1(e) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Notice, and the Common Stockholder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Common Stockholder shall not sell to such prospective purchaser or purchasers any Co-Sale Stock unless and until, simultaneously with such sale, the Common Stockholder shall purchase such shares or other securities from such Participant on the same terms and conditions specified in the Notice.

                  (g) The exercise or non-exercise of the Co-Sale Rights in connection with one or more sales of Co-Sale Stock made by the Common Stockholder shall not adversely affect their rights to participate in subsequent sales of Co-Sale Stock subject to Section 6.1(a).

                  (h) If none of the Investors elect to participate in the sale of the Co-Sale Stock subject to the Notice, the Common Stockholder may, not later than sixty (60) days following delivery to the Company of the Notice, enter into an agreement providing for the closing of the transfer of the Co-Sale Stock covered by the Notice within thirty (30) days of such agreement on terms and conditions not more favorable to the transferor than those described in the Notice.

Any proposed transfer on terms and conditions more favorable than those described in the Notice, as well as any subsequent proposed transfer of any of the Co-Sale Stock by the Common Stockholder, shall again be subject to the Co-Sale Rights of the Stockholders and shall require compliance by the Common Stockholder with the procedures described in this Section 6.1.

         6.2 EXEMPT TRANSFERS.

                  (a) Notwithstanding the foregoing, the co-sale rights of the Investors shall not apply to (i) any pledge of Co-Sale Stock made by a Common Stockholder pursuant to a bona fide loan transaction with a financial institution that creates a mere security interest, (ii) any transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or the Common Stockholder; or (iii) any bona fide gift; provided that in the event of any transfer made hereunder, (A) the Common Stockholder shall inform the Investors of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Investors with a written agreement to be bound by and comply with all provisions of Section 6.1. Such transferred Co-Sale Stock shall remain "Co-Sale Stock" hereunder, and such pledgee, transferee or donee shall be treated as the "Common Stockholder" for purposes of this Agreement.

                  (b) Notwithstanding the foregoing, the provisions of Section
6.1 shall not apply to the sale of any Co-Sale Stock (i) to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act, or (ii) to the Company. The Co-Sale Rights set forth in this Section 6 shall terminate upon the closing of a Qualified Public Offering.

                  (c) This Agreement is subject to, and shall in no manner limit the right of the Company to repurchase securities from the Common Stockholder at cost pursuant to a stock restriction agreement or other agreement between the Company and the Common Stockholder.

         6.3 PROHIBITED TRANSFERS.

                  (a) In the event that the Common Stockholder should sell any Co-Sale Stock in contravention of the co-sale rights of each Major Investor under this Agreement (a "PROHIBITED TRANSFER"), each Investor, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Common Stockholder shall be bound by the applicable provisions of such option.

                  (b) In the event of a Prohibited Transfer, each Major Investor shall have the right to sell to the Common Stockholder the type and number of shares of Common Stock equal to the number of shares each Major Investor would have been entitled to transfer to the purchaser under Section 6.1(c) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                           (i) The price per share at which the shares are to be
sold to the Common Stockholder shall be equal to the price per share paid by the purchaser to the Common Stockholder in the Prohibited Transfer. The Common Stockholder shall also reimburse each Major Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 6.l.

                           (ii) Within ninety (90) days after the later of the
dates on which the Major Investor (a) received notice of the Prohibited Transfer or (b) otherwise became aware of the Prohibited Transfer, each Major Investor shall, if exercising the option created hereby, deliver to the Common Stockholder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                           (iii) The Common Stockholder shall, upon receipt of
the certificate or certificates for the shares to be sold by an Investor, pursuant to this Section 6.3(b), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 6.3(b)(i), in cash or by other means acceptable to the Investor.

                  (c) Notwithstanding the foregoing, any attempt by the Common Stockholder to transfer Co-Sale Stock in violation of Section 6.1 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Major Investors.

         6.4 MISCELLANEOUS.

                  (a) CONDITIONS TO EXERCISE OF RIGHTS. Exercise of the Investors' rights under this Agreement shall be subject to and conditioned upon, and the Common Stockholder and the Company shall use their best efforts to assist each Major Investor in, compliance with applicable laws.

                  (b) OWNERSHIP. Each Common Stockholder represents and warrants that he or she is the sole legal and beneficial owner of those shares of Common Stock he or she currently holds subject to the Agreement and that no other person has any interest (other than a community property interest) in such shares.

SECTION 7. MISCELLANEOUS

         7.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents entered into and to be performed entirely within Colorado.

         7.2 SURVIVAL. The representations, warranties covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

         7.4 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         7.5 AMENDMENT AND WAIVER.

                  (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least sixty-five percent (65%) of the Registrable Securities.

                  (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least sixty-five percent (65%) of the Registrable Securities.

         7.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

         7.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient: if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibits B or C hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

         7.8 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         7.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         7.10 ADDITIONAL INVESTORS. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series D Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series D Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "INVESTOR" and "HOLDER" and a party hereunder.

         7.11 COMPLETE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and understandings, both written and oral, between the parties hereto with regard to the subject matter hereof.

         7.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         7.13 AGGREGATION OF STOCK. All shares of capital stock of the Company held or acquired by affiliated persons (including former and current partners, former and current members and former and current stockholders) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                     INVESTORS:

MYOGEN, INC.                                 SEQUEL LIMITED PARTNERSHIP

                                             By: Sequel Venture Partners, LLC
                                                 its General Partner


By: /s/ J. William Freytag                   By: /s/ Dan Mitchell
    -------------------------------------        -------------------------------
    J. William Freytag                           Manager
    President and Chief Executive Officer

                                             SEQUEL EURO LIMITED PARTNERSHIP

COMMON STOCKHOLDERS:                         By: Sequel Venture Partners, LLC
                                                 its General Partner

/s/ Michael R. Bristow                       By: /s/ Dan Mitchell
-----------------------------------------        -------------------------------
Michael R. Bristow                               Manager


/s/ Michael Juliano                          CROSSPOINT VENTURE PARTNERS 1997
-----------------------------------------
Michael Juliano
                                             By: /s/ Don Milder
                                                 -------------------------------
                                                 its General Partner

/s/ Leslie A. Leinwand
-----------------------------------------
Leslie A. Leinwand                           INTERWEST PARTNERS VI, LP

                                             By: /s/ Arnold Oronsky
                                                 -------------------------------
                                                 General Partner
/s/ Levin Trust
-----------------------------------------
Levin Trust


/s/ M. Benjamin Perryman                      INTERWEST INVESTORS VI, LP
-----------------------------------------
M. Benjamin Perryman
                                              By: /s/ Arnold Oronsky
                                                  ------------------------------
                                                  General Partner

/s/ Frank Stewart
-----------------------------------------
Frank Stewart



              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

/s/ J. William Freytag
-----------------------------------------
J. William Freytag

                                              NEW ENTERPRISE ASSOCIATES 9,
                                              LIMITED PARTNERSHIP
/s/ Joseph L. Turner
-----------------------------------------
Joseph L. Turner                              By: NEA Partners 9,
                                                  Limited Partnership

                                              By: /s/ C. Richard Kramlich
                                                  ------------------------------
/s/ John R. Julian                                C. Richard Kramlich
-----------------------------------------         General Partner
John R. Julian


                                              NEA PRESIDENTS FUND, L.P.
/s/ Ellen Leigh Curtin
-----------------------------------------
Ellen Leigh Curtin                            By: NEA General Partners, L.P.

                                              By: /s/ C. Richard Kramlich
                                                  -----------------------------
                                                  General Partner -
                                                  C. Richard Kramlich
/s/ Richard J. Gorczynski
-----------------------------------------
Richard J. Gorczynski

                                              NEA VENTURES 1999, LIMITED
                                              PARTNERSHIP
/s/ Gordon Van Dusen
-----------------------------------------
Gordon Van Dusen
                                              By: /s/ Jacqueline Myers
                                                  ------------------------------
                                                  Vice President -
                                                  Jacqueline Myers
SAVACOR TRUST

By: /s/ Michael R. Bristow                    NEW VENTURE PARTNERS IV L.P.
    -------------------------------------

                                              By:
                                                  ------------------------------

                                              By:
                                                  ------------------------------
INVESTOCOR TRUST

By: /s/ Michael R. Bristow                    CMEA LIFE SCIENCES FUND, L.P.
    -------------------------------------

                                              By: /s/ Thomas R. Baruch
                                                  ------------------------------
                                                  General Partner
/s/ Eric N. Olson
-----------------------------------------
Eric N. Olson
                                              J.P. MORGAN PARTNERS (SBIC), LLC

                                              By: /s/ Rodney A. Ferguson
                                                  ------------------------------
                                              Its: Managing Director


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                              NEW ENTERPRISE ASSOCIATES 10,
                                              LIMITED PARTNERSHIP

                                              By: NEA Partners 10, Limited
                                                  Partnership

                                              By: /s/ C. Richard Kramlich
                                                  ------------------------------
                                                  C. Richard Kramlich -
                                                  General Partner


                                              J.P. MORGAN SECURITIES INC.

                                              By: /s/ James F. Zanze
                                                  ------------------------------

                                              Its: Managing Director
                                                  ------------------------------


                                              BVCF IV, L.P.

                                              By: J.W. Puth Associates, LLC,
                                                  its General Partner

                                              By: Brinson Venture Management,
                                                  LLC, its Attorney-in-fact

                                              By: Adams Street Partners, LLC,
                                                  as its Administrative Member

                                              By: /s/ Terry Gould
                                                  ------------------------------
                                                  Terry Gould
                                                  Partner



                                              INTERWEST PARTNERS VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC, its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------


                                              INTERWEST INVESTORS VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC, its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                              INTERWEST INVESTORS Q VIII, LP

                                              By: InterWest Management Partners
                                                  VIII, LLC, its general partner

                                              By: /s/ Arnold Oronsky
                                                  ------------------------------


                                              PACIFIC RIM LIFE SCIENCE NO. 1
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Life Science
                                                  No.1/2 Investment Partnership,
                                                  its general partner

                                              By: /s/ Masahiro Michishita
                                                  ------------------------------
                                                  Masahiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                                              PACIFIC RIM LIFE SCIENCE NO. 2
                                              INVESTMENT PARTNERSHIP

                                              By: Pacific Rim Life Science
                                                  No.1/2 Investment Partnership,
                                                  its general partner

                                              By: /s/ Masahiro Michishita
                                                  ------------------------------
                                                  Masahiro Michishita, M.D.,
                                                  Ph.D., Managing General
                                                  Partner


                                              HFM CHARITABLE REMAINDER TRUST

                                              By: /s/ Roy M. Jones
                                                  ------------------------------
                                                  Roy M. Jones, Authorized Agent


                                              MONTAGU NEWHALL GLOBAL PARTNERS LP

                                              By: /s/ C. Ashton Newhall
                                                  ------------------------------

                                              Name: Ashton Newhall
                                                    ----------------------------

                                              Title: General Partner
                                                     ---------------------------


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                                  /s/ David N. Low, Jr.
                                                  ------------------------------
                                                  David N. Low, Jr.


                                                  /s/ Jim F. Zanze
                                                  ------------------------------
                                                  Jim F. Zanze

                                                  /s/ Philippe McAuliffe
                                                  -----------------------------
                                                  Philippe McAuliffe


                                                  /s/ Mike Gaito
                                                  ------------------------------
                                                  Mike Gaito


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                              CHINA DEVELOPMENT INDUSTRIAL
                                              BANK INC.

                                              By: CHINA DEVELOPMENT INDUSTRIAL
                                                  BANK INC.


                                              By: /s/ Tai-ying Liu
                                                  ------------------------------
                                                  Tai-ying Liu, Chairman & CEO


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                         PERSEUS-SOROS BIOPHARMACEUTICAL
                                         FUND, LP

                                         By: Perseus-Soros Partners, LLC,
                                             General Partner
                                             By: SFM Participation, LP, Member
                                             By: SFM AH, Inc., General Partner


                                             /s/ Richard D. Holahan, Jr.
                                             ------------------------------
                                             By: Richard D. Holahan, Jr.
                                             Title: Secretary


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                              HUNT VENTURES, L.P.


                                              By: /s/ J. Fulton Murray, III
                                                  ------------------------------
                                              Name: J. Fulton Murray, III
                                                    ----------------------------
                                              Title: Managing Director


                                              SILICON VALLEY BANCVENTURES, L.P.
                                              By: Silicon Valley BancVentures,
                                                  Inc., Its General Partner


                                              By: /s/ Greg Becker
                                                  ------------------------------
                                              Name: Greg Becker
                                                    ----------------------------
                                              Title: Investment Manager
                                                     ---------------------------



              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                              PACIFIC RIM CAPITAL, LLC


                                              /s/ T. Chester Wang
                                              ----------------------------------
                                              T. Chester Wang


                                              /s/ James Margolis
                                              ----------------------------------
                                              James Margolis, MD


                                              THOMAS J. TOY & CONSTANCE K. TOY,
                                              JTWROS

                                              /s/ Thomas J. Toy
                                              ----------------------------------
                                              Thomas J. Toy

                                              /s/ Constance K. Toy
                                              ----------------------------------
                                              Constance K. Toy


                                              /s/ Walter M. Narajowski
                                              ----------------------------------
                                              Walter M. Narajowski

                                              DIECK-MCGURK AND ASSOCIATES, LP


                                              By: /s/ Ronald Dieck
                                                  ------------------------------
                                                  Ronald Dieck, General Partner


                                              /s/ Daniel Ruben
                                              ----------------------------------
                                              Daniel Ruben


                                              /s/ David Pflueger
                                              ----------------------------------
                                              David Pflueger


                                              /s/ James Larrick
                                              ----------------------------------
                                              James Larrick


              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                    EXHIBIT A

                         SCHEDULE OF COMMON STOCKHOLDERS



Michael R. Bristow                     654,000

Savacor Trust                          136,000

InvestoCor Trust                       453,333

Michael Juliano                        544,000

Leslie A. Leinwand                     204,000

Milton Levin                           544,000

M. Benjamin Perryman                   204,000

Frank Stewart                           51,000

J. William Freytag                     629,535

Joseph Turner                           15,000

John R. Julian                               0

Ellen Leigh Curtin                           0

Richard J. Gorzynski                    52,708

Gordon Van Dusen                        21,770

Eric N. Olson                          141,667

                                    EXHIBIT B

                              SCHEDULE OF INVESTORS


INVESTOR:                                      CLASS OF SHARES PURCHASED:
---------                                      --------------------------
Sequel Limited Partnership                     Series A, Series C and Series D
4430 Arapahoe Avenue, Suite 220
Boulder, CO  80303

------------------------------------------     --------------------------------
Sequel Euro Limited Partnership                Series A and Series C
4430 Arapahoe Avenue, Suite 220
Boulder, CO  80303

------------------------------------------     --------------------------------
Crosspoint Venture Partners 1997               Series A and Series C
18552 MacArthur Blvd., Suite 400
Irvine, CA  92612

------------------------------------------     --------------------------------
InterWest Partners VI, L.P.                    Series A and Series C
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025

------------------------------------------     --------------------------------
InterWest Investors VI, L.P.                   Series A and Series C
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025

------------------------------------------     --------------------------------
New Enterprise Associates 9, Limited           Series C and Series D
Partnership
1119 St. Paul Street
Baltimore, MD 21202
Attn: Gene Trainor

------------------------------------------     --------------------------------
NEA Presidents Fund, L.P.                      Series C
1119 St. Paul Street
Baltimore, MD 21202
Attn: Gene Trainor

------------------------------------------     --------------------------------
NEA Ventures 1999, Limited Partnership         Series C
1119 St. Paul Street
Baltimore, MD 21202
Attn: Gene Trainor

------------------------------------------     --------------------------------
New Venture Partners IV L.P.                   Series C
1119 St. Paul Street
Baltimore, MD 21202

------------------------------------------     --------------------------------
CMEA Life Sciences Fund, L.P.                  Series C and Series D
One Embarcadero Center, Suite 3250
San Francisco, CA 94114
Attn:  Meryl L. Schreibstein,
       Director of Administration
--------------------------------------------------------------------------------

J.P. Morgan Partners (SBIC), LLC               Series D
50 California Street, Suite 2940
San Francisco, CA  94111
Attn: Rod Ferguson

With a copy to:

J.P. Morgan Partners
Official Notices Clerk
1211 Avenue of the Americas
New York, NY 10020
Facsimile: (212) 899-3401

and

J.P. Morgan Partners (SBIC), LLC
50 California Street, Suite 2940
San Francisco, CA  94111
Attn: Shannon Horton

------------------------------------------     --------------------------------
New Enterprise Associates 10, Limited          Series D
Partnership
1119 St. Paul Street
Baltimore, MD 21202
Attn: Gene Trainor

------------------------------------------     --------------------------------
J.P. Morgan Securities Inc.                    Series D
c/o Kathy Choi
225 Bush St., 4th Floor
San Francisco, CA 94104

------------------------------------------     --------------------------------
BVCF IV, L.P.                                  Series D
c/o Adams Street Partners, LLC
209 South LaSalle Street
Chicago, IL 60604

------------------------------------------     --------------------------------
InterWest Partners VIII, L.P.                  Series D
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025

------------------------------------------     --------------------------------
InterWest Investors VIII, L.P.                 Series D
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025

------------------------------------------     --------------------------------
InterWest Investors Q VIII, L.P.               Series D
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025
--------------------------------------------------------------------------------

Pacific Rim Life Science No. 1 Investment       Series D
Partnership
(C/O) Pacific Rim Ventures Co., Ltd.
2nd Floor, Green Plaza
3-7-20 Komazawa, Setagaya-ku
Tokyo 154-0012, Japan

c/o
Daisuke Takahashi, Vice President, Pacific
Rim Ventures Co., Ltd.
2nd Floor, Green Plaza
3-7-20 Komazawa, Setagaya-ku
Tokyo 154-0012, Japan
TEL: 81-3-5779-6752
FAX: 81-3-5779-6753
dta@pacificrim-ventures.com

With a copy to:
J. Joseph Marr, MD
180 Centennial Dr.
Estes Park, CO 80517
Tel: 970-215-5700
Fax: 603-853-9202
E-mail: jmarr@pacificrim-ventures.com

------------------------------------------     --------------------------------
Pacific Rim Life Science No. 2 Investment       Series D
Partnership
(C/O) Pacific Rim Ventures Co., Ltd.
2nd Floor, Green Plaza
3-7-20 Komazawa, Setagaya-ku
Tokyo 154-0012, Japan

c/o
Daisuke Takahashi, Vice President, Pacific
Rim Ventures Co., Ltd.
2nd Floor, Green Plaza
3-7-20 Komazawa, Setagaya-ku
Tokyo 154-0012, Japan
TEL: 81-3-5779-6752
FAX: 81-3-5779-6753
dta@pacificrim-ventures.com

With a copy to:
J. Joseph Marr, MD
180 Centennial Dr.
Estes Park, CO 80517
Tel: 970-215-5700
Fax: 603-853-9202
E-mail: jmarr@pacificrim-ventures.com
--------------------------------------------------------------------------------

HFM Charitable Remainder Trust                 Series D
3060 Peachtree Road NW
Nineteenth Floor
Atlanta, GA  30305
Attn: Roy M. Jones

------------------------------------------     --------------------------------
Montagu Newhall Global Partners LP             Series D
52 Upper Brook Street
London W1K 2BU
Attention:  Rupert Montagu

------------------------------------------     --------------------------------
David N. Low, Jr                               Series D
21 Deer Park Drive
Greenwich, CT 06831

------------------------------------------     --------------------------------
Jim Zanze                                      Series D
2371 Broadway
San Francisco, CA. 94115

------------------------------------------     --------------------------------
Philippe McAuliffe                             Series D
19 East 7th St., Apt. 4
New York, NY 10003

------------------------------------------     --------------------------------
Mike Gaito                                     Series D
95 Horatio Street, Apt. 4C
New York, NY 10014

------------------------------------------     --------------------------------
China Development Industrial Bank Inc.         Series D
125 Naking East Road Section 5
Overseas Business Department
Taipei, 105
Taiwan
Attn: Claire Tsai, Assistant Manager

------------------------------------------     --------------------------------
Perseus-Soros Biopharmaceutical Fund, LP       Series D
888 Seventh Avenue, 29th Floor
New York, NY  10106
Attn: Steve Elms
      Andrew N. Schiff
with a copy to:
Perseus-Soros Biopharmaceutical Fund, L.P.
c/o Soros Fund Management LLC
888 Seventh Avenue, 31st Floor
New York, NY 10106
Attention:  Richard D. Holahan, Jr., Esq.
and
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: Bruce A. Gutenplan, Esq.
--------------------------------------------------------------------------------

Hunt Ventures, L.P.                            Series D
Suite 1500
1445 Ross Avenue
Dallas, TX  75202
Attn: Fulton Murray
      Tom Hurtekant, Esq.

------------------------------------------     --------------------------------
Silicon Valley BancVentures L.P.               Series D
c/o
Silicon Valley BancVentures, Inc.
Attn:  Greg Becker
3000 Sand Hill Road
Building 1, Suite 200
Menlo Park, CA 94025

------------------------------------------     --------------------------------
T. Chester Wang                                Series D
c/o Acorn Campus LLC
6 Results Way
Cupertino, CA 95014

------------------------------------------     --------------------------------
James Margolis, MD                             Series D
4701 Meridian Avenue
Suite 440, Adams Building
Miami Beach, FLA 33140

------------------------------------------     --------------------------------
Thomas J. Toy & Constance K. Toy, JTWROS       Series D
331 Parrott Drive
San Mateo, CA 94402

------------------------------------------     --------------------------------
Walter M. Narajowski                           Series D
84 Blue Lagoon
Laguna Beach, Ca. 92651

------------------------------------------     --------------------------------
Dieck-McGurk and Associates, LP                Series D
335 Lowell Avenue
Palo Alto, CA  94301
Attn: Ron Dieck and Erin McGurk

------------------------------------------     --------------------------------
Daniel Ruben                                   Series D
15233 Camarillo St.
Sherman Oaks, CA 91403

------------------------------------------     --------------------------------
David Pflueger                                 Series D
Pluris Healthcare Systems
16596 W. Bayaud Dr.
Golden, CO 80401

------------------------------------------     --------------------------------
James Larrick                                  Series D
Panorama Research
2462 Wyandotte
Mt. View, CA 94043

--------------------------------------------------------------------------------

                                    EXHIBIT C

                                  STOCKHOLDERS


Michael R. Bristow                     Frank Stewart
5 Blackmer Road                        205 Coral Way
Englewood, CO 80304                    Broomfield, CO 80020

Levin Trust                            Robert L. Roden
Cambridge Management                   800 Coral
2975 Scott Boulevard, Suite 200        Broomfield, CO 80303
Santa Clara, CA 95054

Michael Juliano                        Wayne Minobe
Six the Overlook                       13900 Berry Road
Setauket, NY 11733                     Golden, CO 80401

Phillip Goodman                        Mary V. Raynolds
2975 Scott Boulevard, Suite 210        10 Random Road
Santa Clara, CA 95054                  Englewood, CO 801110

Bermer Enterprise                      Lawrence S. Zisman
c/o W. Bruce Bercovich                 5483 East Utah Place
Kay & Merkle                           Denver, CO 80222
100 The Embarcadero, Penthouse
San Francisco, CA 94105

M. Benjamin Perryman                   Cannes Trust
5401 East Dakota, No. 10               P.O. Box 713
Denver, CO 80246                       Lambertville, NJ 08530

Leslie A. Leinwand                     Carlin S. Long
280 Cactus Court                       1745 Locust Street
Boulder, CO 80304                      Denver, CO 80220

Eric N. Olson                          A. Martin Gerdes
3219 Southwestern Boulevard            South Dakota Health Research Foundation
Dallas, TX 75225                       Cardiovascular Research Institute
                                       1400 W. 22nd Street
                                       Sioux Falls, SD 57105-1570

                                       Luisa A. Mestroni
                                       1443 Rockmont Circle
                                       Boulder, CO 80303

J. David Port
2970 South Steele
Denver, CO 80201

J. William Freytag
7169 Waterford Court
Niwot, CO 80503

Joseph L. Turner
674 Cascade Drive
Golden, CO 80403

John R. Julian
337 Arapahoe
Boulder, CO 80302

Ellen Leigh Curtin
6969 West 90th Avenue, #636
Westminster, CO 80021

Richard J. Gorczynski
5225 Pinehurst Court
Boulder, CO 80301

Gordon Van Dusen
3086 Promontory Court
Boulder, CO 80304

                                  MYOGEN, INC.

                             FIRST AMENDMENT TO THE
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                       AND
                           WAIVER OF PREEMPTIVE RIGHTS

         Pursuant to Section 7.5 of the Third Amended and Restated Investor Rights Agreement, by and among Myogen, Inc. (the "Company") and the Investors and Common Stockholders named therein, dated as of August 21, 2001 (the "Agreement"), the Company and each of the undersigned Investors and Common Stockholders hereby agree, effective as of this 27th day of August, 2003 to the amendment and waiver (the "Amendment") set forth below. Capitalized terms used but not defined herein have the meanings given them in the Agreement.

                                    RECITALS

         A. The Company, the Investors and the Common Stockholders entered into the Agreement in connection with the issuance and sale of shares of the Company's Series D Preferred Stock pursuant to the Purchase Agreement (as defined in the Agreement).

         B. In connection with the sale and issuance of additional shares of its Series D Preferred Stock pursuant to that certain Series D Preferred Stock Purchase Agreement, dated August 27th, 2003 (the "2003 Purchase Agreement"), the Company, the Investors and the Common Stockholders wish to amend the Agreement to provide for and accommodate the sale of additional shares of its Series D Preferred Stock pursuant to the 2003 Purchase Agreement and the holders of Registrable Securities wish to waive any right of first refusal or preemptive right, including notice, any Holder may have with respect to the shares of Series D Preferred Stock sold pursuant to the 2003 Purchase Agreement.

                                    AGREEMENT

The Company and the holders of Registrable Securities hereby agree as follows:

         1. The portion of Section 1.2 setting forth the definition of "Qualified Public Offering" is hereby amended and restated to read in its entirety as set forth below:

                  ""QUALIFIED PUBLIC OFFERING" means the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company in which in which (i) the per share price is at least one and one-half (1.5) times the Original Issue Price (as adjusted for stock splits, dividends, recapitalizations and the like) and (ii) the cash proceeds to the Company (after underwriting discounts, commissions and fees) are at least $25,000,000."

         2. A new subsection (i) is added to Section 4.6, to read in its entirety as set forth below:

                  "(i) any Equity Securities issued pursuant to that certain Series D Preferred Stock Purchase Agreement, by and among the Company and the Purchasers set forth on Exhibit A thereto, dated on or about August 27th, 2003.

         3. Section 3.10 shall be renumbered as Section 3.11, and a new Section
3.10 is added, to read in its entirety as set forth below:



                                       1.

                  "3.10 REAL PROPERTY HOLDING CORPORATION NOTICE. The Company shall provide prompt notice to New Enterprise Associates 10, Limited Partnership ("NEA 10") following any "determination date" (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by NEA 10, the Company shall provide NEA 10 with a written statement informing NEA 10 whether NEA 10's interest in the Company constitutes a United States real property interest. The Company's determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation
         Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company's written statement to NEA 10 shall be delivered to NEA 10 within 10 days of NEA 10's written request therefor. The Company's obligation to furnish such written statement shall continue notwithstanding the fact that a class of the Company's stock may be regularly traded on an established securities market or the fact that there is no preferred stock then outstanding."

         4. The undersigned holders of Registrable Securities, hereby waive on behalf of themselves and each and every Holder, the Holders' preemptive right pursuant to Section 4 of the Agreement to purchase shares of the Series D Preferred Stock sold pursuant to the 2003 Purchase Agreement, and further waive compliance by the Company with all provisions of Section 4 of the Agreement, including the notice provisions with respect to the sale of such shares.

         5. This Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto and each of which shall constitute one and the same instrument.

         6. The undersigned Purchasers consent to a restatement of the Agreement to incorporate this Amendment.

         7. This Amendment shall be effective upon its execution by the Company and the holders of sixty-five percent (65%) of the Registrable Securities.

         8. The Amendment shall be governed and construed in accordance with the laws of the State of Colorado as though made solely among residents of the State of Colorado without regard to conflicts of law principals.


                      FIRST AMENDMENT TO THE MYOGEN, INC.
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       2.

IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   INVESTORS:

MYOGEN, INC.                               SEQUEL LIMITED PARTNERSHIP

                                           By: Sequel Venture Partners, LLC
                                               its General Partner


By: /s/ J. William Freytag                 By: /s/ Daniel J. Mitchell
   --------------------------                 ----------------------------------
   J. William Freytag                         Manager
   President and Chief
   Executive Officer

COMMON STOCKHOLDERS:                       SEQUEL LIMITED PARTNERSHIP III

                                           By: Sequel Venture Partners, LLC
                                               its General Partner


                                           By: /s/ Daniel J. Mitchell
-----------------------------                 ----------------------------------
Michael R. Bristow                            Manager

SAVACOR TRUST                              SEQUEL EURO LIMITED PARTNERSHIP

                                           By: Sequel Venture Partners, LLC
                                               its General Partner

By:
   --------------------------              By: /s/ Daniel J. Mitchell
                                              ----------------------------------
                                              Manager

INVESTOCOR TRUST                           SEQUEL ENTREPRENEURS' FUND III, L.P.

                                           By: Sequel Venture Partners, LLC
                                               its General Partner


By:                                        By: /s/ Daniel J. Mitchell
   --------------------------                 ----------------------------------
                                              Manager


                      FIRST AMENDMENT TO THE MYOGEN, INC.
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

J. WILLIAM FREYTAG TRUST,                      INTERWEST PARTNERS VIII, LP
IRREVOCABLE TRUST OF JENNIFER FREYTAG,         By: InterWest Management Partners
IRREVOCABLE TRUST OF KATHERINE FREYTAG,            VIII, LLC,
J. WILLIAM FREYTAG AND JANET S. FREYTAG,              Its General Partner
TRUSTEES

By: /s/ J. William Freytag                     By: /s/ Arnold Oronsky
   -------------------------------------          ------------------------------
       J. William Freytag, Trustee

                                               INTERWEST PARTNERS VI, LP

                                               By: InterWest Management Partners
                                                   VI, LLC
                                                      Its General Partner

----------------------------------------
Leslie A. Leinwand                             By: /s/ Arnold Oronsky
                                                  ------------------------------

                                               INTERWEST INVESTORS VIII, LP

                                               By: InterWest Management Partners
                                                   VIII, LLC
                                                      Its General Partner


                                               By: /s/ Arnold Oronsky
----------------------------------------          ------------------------------
Levin Trust
                                               INTERWEST INVESTORS VI, LP

                                               By: InterWest Management Partners
                                                   VIII, LLC
                                                      Its General Partner


                                               By: /s/ Arnold Oronsky
----------------------------------------          ------------------------------
M. Benjamin Perryman
                                               INTERWEST INVESTORS Q VIII, LP

                                               By: InterWest Management Partners
                                                   VIII, LLC
                                                      Its General Partner

----------------------------------------
Frank Stewart                                  By: /s/ Arnold Oronsky
                                                  ------------------------------


                      FIRST AMENDMENT TO THE MYOGEN, INC.
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       2.

                                             CROSSPOINT VENTURE PARTNERS 1997


                                             By:
                                                --------------------------------
                                                its General Partner
---------------------------------
Michael Juliano
                                             NEA VENTURES 1999, LIMITED
                                             PARTNERSHIP


                                             By: /s/ Diane N. Williams
/s/ Joseph L. Turner                            --------------------------------
---------------------------------               Vice President
Joseph L. Turner
                                             NEW VENTURE PARTNERS IV L.P.


                                             By:
                                                --------------------------------

                                             By:
---------------------------------               --------------------------------
John R. Julian
                                             NEW ENTERPRISE ASSOCIATES 10,
                                             LIMITED PARTNERSHIP

                                             By: NEA Partners 10, Limited
                                             Partnership
---------------------------------
Ellen Leigh Curtin                           By: /s/ C. Richard Kramlich
                                                --------------------------------
                                                General Partner

                                             NEW ENTERPRISE ASSOCIATES 9,
                                             LIMITED PARTNERSHIP

                                             By: NEA Partners 9, Limited
                                             Partnership
---------------------------------
Richard J. Gorczynski                        By: /s/ C. Richard Kramlich
                                                --------------------------------
                                                General Partner

                                             NEA PRESIDENTS FUND, L.P.

                                             By: NEA General Partners
---------------------------------
Gordon Van Dusen                             By: /s/ C. Richard Kramlich
                                                --------------------------------
                                                General Partner

                      FIRST AMENDMENT TO THE MYOGEN, INC.
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       3.

                                             J.P. MORGAN PARTNERS (SBIC), LLC


                                             By: /s/ Rodney A. Ferguson
---------------------------------               --------------------------------
Eric N. Olson                                Its: Rodney A. Ferguson
                                                 -------------------------------

                                             J.P. MORGAN SECURITIES INC.

                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------

                                             CHINA DEVELOPMENT INDUSTRIAL BANK
                                             INC.


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             PERSEUS-SOROS BIOPHARMACEUTICAL
                                             FUND, LP

                                             By: Perseus-Soros Partners, LLC,
                                             It's General Partner
                                             By: SFM Participation, L.P., Its
                                             Managing Member
                                             By: SFM AH, LLC., Its General
                                             Partner
                                             By: Soros Private Funds Management
                                                 LLC, Its Managing Member

                                             By: /s/ Jodye M. Anzalotta
                                                --------------------------------
                                             Name: Jodye M. Anzalotta
                                                  ------------------------------
                                             Title: Attorney-in-Fact

                                             CMEA LIFE SCIENCES FUND, L.P.


                                             By: /s/ Thomas R. Baruch
                                                --------------------------------
                                                General Partner


                      FIRST AMENDMENT TO THE MYOGEN, INC.
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       4.

                                            BVCF IV, L.P.
                                            By: J.W. Puth Associates, LLC, its
                                                General Partner
                                            By: Brinson Venture Management,
                                                LLC, it's Attorney-in-fact
                                            By: Adams Street Partners, LLC, as
                                                its Administrative Member


                                            By: /s/ Craig S. Taylor
                                               --------------------------------
                                               Craig S. Taylor
                                               Partner

                                            PACIFIC RIM LIFE SCIENCE NO. 1
                                            INVESTMENT PARTNERSHIP

                                            By: Pacific Rim Life Science No.1/2
                                                Investment Partnership, its
                                                general partner


                                            By: /s/ Masahiro Michishita
                                               --------------------------------
                                               Masahiro Michishita, M.D., Ph.D.,
                                               Managing General Partner

                                            PACIFIC RIM LIFE SCIENCE NO. 2
                                            INVESTMENT PARTNERSHIP

                                            By: Pacific Rim Life Science No.1/2
                                                Investment Partnership, its
                                                general partner

                                            By: /s/ Masahiro Michishita
                                               --------------------------------
                                               Masahiro Michishita, M.D., Ph.D.,
                                               Managing General Partner

                                            MONTAGU NEWHALL GLOBAL PARTNERS LP


                                            By: /s/ C. Ashton Newhall
                                               --------------------------------
                                            Name: C. Ashton Newhall
                                                 ------------------------------
                                            Title: General Partner
                                                  -----------------------------


                      FIRST AMENDMENT TO THE MYOGEN, INC.
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       5.

                                           HUNT VENTURES


                                           By: /s/ Christopher W. Kleinert
                                              --------------------------------
                                           Name: Christopher W. Kleinert
                                                ------------------------------
                                           Title: Managing Director
                                                 -----------------------------

                                           SILICON VALLEY BANCVENTURES

                                           By: Silicon Valley BancVentures, L.P.
                                           Its General Partner

                                           By: /s/ Aaron Gershenberg
                                              --------------------------------
                                           Name: Aaron Gershenberg
                                                ------------------------------
                                           Title: Managing Director
                                                 -----------------------------

                                           HFM CHARITABLE REMAINDER TRUST


                                           By:
                                              --------------------------------
                                              Roy M. Jones, Authorized Agent


                                           -----------------------------------
                                           DAVID N. LOW, JR.


                                           -----------------------------------
                                           JIM F. ZANZE


                                           -----------------------------------
                                           PHILIPPE MCAULIFFE


                                           -----------------------------------
                                           MIKE GAITO

                                           PACIFIC RIM CAPITAL, LLC


                                           By:
                                              --------------------------------
                                              T. Chester Wang


                      FIRST AMENDMENT TO THE MYOGEN, INC.
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       6.

                                             -----------------------------------
                                             JAMES MARGOLIS, MD

                                             THOMAS J. TOY & CONSTANCE K. TOY,
                                                      JTWROS


                                             -----------------------------------
                                                Thomas J. Toy


                                             -----------------------------------
                                                Constance K. Toy


                                             -----------------------------------
                                                    WALTER M. NARAJOWSKI

                                             DIECK-MCGURK AND ASSOCIATES, LP


                                             By:
                                                --------------------------------
                                                Ronald Dieck, General Partner


                                             -----------------------------------
                                                    DANIEL RUBEN


                                             -----------------------------------
                                                    DAVID PFLUEGER


                                             -----------------------------------
                                                    JAMES LARRICK



                      FIRST AMENDMENT TO THE MYOGEN, INC.
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                       7.